This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, competition, programming availability and quality, technological developments, developmental difficulties and delays, relationships with clients and property owners, the availability of capital to finance growth, the impact of government regulations, the occurrence of one or more future terrorist attacks, wars, public health concerns or other domestic or international crises and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

(in millions) Steady Revenue Growth Despite Occupancy Declines FINANCIAL HIGHLIGHTS Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 TTM Revenue 200 207 212 217 221 224 230 235 240 243 247 250 TTM Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 Slide 2

Q4 2003 Q4 2002 % Change Movie Revenue $ 16.40 $ 16.84 -2.6% Other Interactive Services 4.89 4.65 5.2% Total Per Guest Pay Room $ 21.29 $ 21.49 -0.9% Q4 Revenue Per Room Analysis Only 2 Movies in Q4 '03 with Box Office > $150M versus 6 Titles in Q4 '02 Occupancy Levels up Slightly Quarter over Quarter Digital Platform Installed in 42% of Rooms FINANCIAL HIGHLIGHTS Slide 3

Q1 '02 0.592 Q2 '02 0.575 Q3 '02 0.564 0 Q4 '02 0.556 0 Q1 '03 0.554 0 Q2 '03 0.552 0 Q3 '03 0.541 Q4 '03 0.564 Gross Profit Margin Slide 4 FINANCIAL HIGHLIGHTS 56.4% 55.6%

Improving Efficiencies Slide 5 Q4 2003 Q4 2002 % Change Guest Pay Operations Expense $2.93 $ 3.08 (4.9%) SG&A Expense 2.14 2.18 (1.8%) Total Operating Expenses $ 5.07 $5.26 (3.6%) FINANCIAL HIGHLIGHTS SG&A 8.7% vs. 9.4% year over year as a percentage of revenue

(in millions) Increasing Operating Income before Depreciation & Amortization Despite Occupancy Decline 1995 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Operating Income before Depreciation & Amortization 15.9 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 83.2 84.9 Occupancy 0.251 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 FINANCIAL HIGHLIGHTS TTM Slide 6

OUTLOOK Q1 & Full Year 2004 Guidance Q1 '04 Range FY' 04 Range Revenue $ 62.5 - $ 66.5 $ 271.0 - $278.0 Operating Income $ 1.3 - $ 3.3 $ 14.0 - $ 17.0 Operating Income exclusive of D & A $ 21.0 - $ 23.0 $ 92.0 - $ 95.0 Net Loss $ (6.9) - $ (4.9) $ (18.8) - $(13.8) EPS (Loss) $(0.54)- $(0.39) $ (1.47) - $(1.08) Capital Investment $ 13.0 - $ 14.0 $ 58.0 - $ 60.0 Net New Rooms 12,000 - 14,000 50,000 - 55,000 Slide 7 (in millions except per share)

Assumptions: Flat Occupancy in 2004 $ 271.0 $ 89.5 100 BP Increase in Occupancy $ 275.0 $ 92.0 200 BP Increase in Occupancy $ 279.0 $ 94.5 Annual Occupancy Effect on Revenue and Operating Income Exclusive of Depreciation & Amortization FINANCIAL HIGHLIGHTS Slide 8 100 BP Change in Occupancy = $ 4.0 Million in Revenue 100 BP Change in Occupancy = $ 2.5 Million in Operating Income before D&A Revenue Op Income before D&A

Increase 2003 Over Tape % Change Movie Revenue $ 20.92 $ 5.21 33.2% Other Interactive Services 6.76 2.67 65.3% Total Per Guest Pay Room $ 27.68 $ 7.88 39.8% Interactive Digital System Demonstrable Increase in Revenue Per Room Over Tape Slide 9 FINANCIAL HIGHLIGHTS Movies - Expanded Content Other Interactive Services - Diversified Revenue

2000 423 2001 456 2002 439 0 Q1 2003 420 0 Q2 2003 408 0 Q3 2003 396 0 Q4 2003 391 New Installation Digital Capital per Room TAPE DIGITAL DIGITAL DIGITAL DIGITAL $423 $456 $439 $420 $408 $396 DIGITAL Slide 10 FINANCIAL HIGHLIGHTS DIGITAL $391

Average Contract Length 6.5 Years 6.5 Years Annual Revenue $ 332 $ 332 Annual Cash Flow $ 135 $ 135 Total Cash Flow Over Life $ 871 $ 871 Average Capital Investment $ 391 $ 332 Payback Period 2.9 Years 2.5 Years Cash-on-Cash Return 34.5% 40.7% Digital Upgrade Digital New Single Room Economics * Revenue and cash flow based on 2003 actual results; capital based on Q4 '03 levels INTERACTIVE DIGITAL SYSTEM Slide 11

2000 423 2001A 0.15 2002A 0.3 0 2003A 0.42 0 2004P 0.55 0 2005P 0.65 0 2006P 0.75 2007P 0.9 Growing Influence of Digital Percentage of Digital in Total Guest Pay Room Base 15% 30% 42% 55% 65% 75% Slide 12 FINANCIAL HIGHLIGHTS

2001 -31.5 2002 -26.9 2003 -5.1 Cash Provided by Operations Less Cash Used for Investing Slide 13 FINANCIAL HIGHLIGHTS $(26.9) (in millions) $(31.5) $(5.1)

Cash Flow Analysis 2nd Half '03 FY2003 FY2002 Cash from Operations $ 22.8 $ 48.6 $ 43.8 Corp Capital / Minor Extensions (1.7) (7.5) (10.7) Digital Renewal Investment * (10.0) (17.1) (24.1) Pre-Expansion Cash Flow $ 11.1 $ 24.0 $ 9.0 New Room Investment ** (12.8) (29.0) (35.8) Post- Expansion Cash Flow $(1.7) $ (5.1) $ (26.9) *Digital Upgrade Rooms 30,370 50,734 73,848 **New Digital Rooms 32,657 69,345 83,337 (in millions) FINANCIAL HIGHLIGHTS Slide 14 2003 Year-End Debt Unchanged from 6/30/03

Cash from Operations Analysis FY2003 FY2002 Average Shares Outstanding 12,513 12,378 Cash from Operations $ 3.88 $ 3.50 Pre-Expansion Cash Flow $ 1.92 $ .72 Post-Expansion Cash Flow (.40) $ (2.14) Growth Investment per Share $ 2.32 $ 2.86 Slide 15 (per outstanding share) FINANCIAL HIGHLIGHTS (in thousands)

Valuation to Cable EBITDA(1) Multiple Cable Index(2) 2003 EBITDA(1) $85.0 7.2 13.9 2004 EBITDA(1) $92.0 6.7 11.9 $95.0 6.5 11.9 LNET Stock Price(3) EBITDA(1) @ Various Multiples Multiple Stock Price 7.2 $ 19.24 8.2 $ 25.81 9.2 $ 32.38 10.2 $ 39.94 Slide 16 (per outstanding share) FINANCIAL HIGHLIGHTS (1) EBITDA= Operating Income exclusive of D&A (2) Morgan Stanley Media: Entertainment & Cable/Satellite Report - January 19, 2004 (3) LNET Equity Price = ($85 x Multiple) - ($365.5 LT Debt,Net) / 12,936,120 shares outstanding

FORECASTING THROUGH 2006 - Revenue: 8-10% - Operating Income excluding D&A: 10-12% - Operating Income: 80-85% Compounded Annual Growth Rates Through 2006: Net Income Positive in 2006 - 2007 Annual Capital Investment between $60-$70 Million End of 2006 - Leverage Ratio approximately 3.0x Slide 17

Copyright 2004 LodgeNet Entertainment Corporation All rights reserved. Slide 18

Slide 19 Reconciliation of Operating Income exclusive of Depreciation & Amortization Operating Income exclusive of Depreciation and Amortization = Operating Income + D&A